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                                                                    EXHIBIT 10.8


                 BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.

                       SUBSCRIPTION FOR SUBSCRIPTION NOTE


         For value received, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Frank B. Day ("Purchaser"), hereby subscribes for a convertible note (the "Subscription Note") of Black Hawk Gaming & Development Company, Inc., a Colorado corporation ("Seller"), which Subscription Note is convertible into 57,143 Shares at a price of $5.25 per Share. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in that certain Amended and Restated Purchase Agreement entered into as of even date herewith, by and between Seller and Diversified Opportunities Group Ltd. (the "Purchase Agreement").

         Purchaser hereby acknowledges that he has been furnished with a copy of the Purchase Agreement and has read and understands the terms thereof.

         The Subscription Note being subscribed for hereunder is being acquired pursuant to Section 2(d) of the Purchase Agreement, and shall be paid for in cash and acquired at such time as Diversified Opportunities Group Ltd. pays the remaining $4,500,000 for the Note as described in Section 2(b)(ii) of the Purchase Agreement.

         The Subscription Note (and the Shares in to which the Subscription Note are convertible) being subscribed for hereunder are being acquired for Purchaser's own account and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "1933 Act"). Purchaser understands that the Shares have not been registered under the 1933 Act by reason of their contemplated issuance in a transaction believed to be exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof, and in transactions believed to be exempt from the registration and/or qualification provisions of the appropriate state securities laws. Purchaser has such knowledge and
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experience in financial and business matters that he is capable of independently evaluating the risks and merits of purchasing and acquiring the Shares.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Subscription for Shares as of the 12th day of November, 1996.


                                        /s/ FRANK B. DAY
                                        -------------------------------------
                                        FRANK B. DAY





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